SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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                           SANDATA TECHNOLOGIES, INC.
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                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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         [X] Check box if any part of the fee is offset as provided by Exchange
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(1) Amount previously paid: $258

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(2) Form, Schedule or Registration Statement No.: Schedule 14A

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(3) Filing Party: Sandata Technologies, Inc.

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(4) Date Filed: November 15, 2002

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


     Sandata Technologies Enters Stipulation of Settlement with Stockholders

     Port Washington, NY, January 27, 2003 - Sandata Technologies, Inc. (NASDAQ:
SAND) announced today that it has executed a Stipulation of Settlement among Sandata, the members of its Board of Directors and the plaintiffs in two purported class action lawsuits styled Seitler v. Sandata Technologies, Inc., et al. Civil Action No. 19886-NC, and Yetzer v. Sandata Technologies, Inc., et al. Civil Action No. 19903-NC. The lawsuits, which were consolidated pursuant to an Order of Consolidation entered on October 22, 2002 by the Court of Chancery of the State of Delaware, allege that the defendants breached their fiduciary duties to Sandata and its public stockholders in connection with Sandata Acquisition Corp.'s August 5, 2002 proposal to acquire all of the outstanding public shares of Sandata. The consolidated actions also allege, among other things, that the directors serving on the Special Committee of the Board of Directors of Sandata are not independent and that the consideration to be received under Sandata Acquisition Corp.'s proposal is inadequate.

     The Stipulation of Settlement provides generally for the dismissal of the consolidated actions and release of any and all causes of action or claims, among other things, that any of the plaintiffs or members of the class have against any defendant or their affiliates, including, among others, any of their associates, officers, directors, attorneys, investment bankers, investment advisors and valuation experts, including Sandata Acquisition Corp. and Brean Murray, among others, arising out of any of the Agreement and Plan of Merger, dated as of October 28, 2002, by and among Sandata, Sandata Acquisition Corp., Bert E. Brodsky, Hugh Freund and Gary Stoller, the merger, or any of the transactions contemplated thereby, the negotiation thereof, and any public filings or statements by the defendants contained in any of the above. In consideration for the dismissal of the consolidated action and release of all causes of action and claims, Sandata Acquisition Corp. agreed to increase the merger consideration from $1.91 to $2.21 per share of Sandata common stock. The Stipulation of Settlement further provides that the consolidated actions will be maintained as a class action by the plaintiffs, without the right of any of the members of the class to opt out. The parties agreed to file the Stipulation of Settlement with the Delaware Chancery Court as soon as practicable. Sandata agreed to mail notice to the members of the class who were stockholders of record at any time from August 5, 2002, through the date of the merger. The defendants to the consolidated action also agreed not to oppose an application by the plaintiffs to the Delaware Chancery Court for plaintiffs' attorneys' fees and expenses not to exceed $60,000. If the Delaware Chancery Court approves the settlement, the parties agreed to move the court for an Order and Final Judgment
(i) approving the settlement as fair, reasonable, adequate and in the best interests of the class and directing consummation of the settlement in accordance with its terms, (ii) formally certifying the class, (iii) dismissing the consolidated action with prejudice as against the plaintiffs and all members of the class, (iv) permanently barring and enjoining the members of the class from instituting any action or other proceeding in any court in any jurisdiction that in any way relates to the settled claims, (v) authorizing plaintiffs' counsel to execute a release of settled claims on behalf of the members of the class, (vi) awarding plaintiffs' counsel such fees and expenses as the court deems appropriate and (vii) reserving jurisdiction over all matters relating to the administration and consummation of the settlement. The Stipulation of Settlement is subject to final approval of the settlement by the Delaware Chancery Court of which there can be no assurances.


     Following the execution of the Stipulation of Settlement, Sandata, Sandata Acquisition Corp. and Messrs. Brodsky, Freund and Stoller executed a First Amendment to the Agreement and Plan of Merger, dated as of January 27, 2003. The Amendment increases the merger consideration to be paid to the unaffiliated stockholders of Sandata in the merger from $1.91 to $2.21 per share of Sandata common stock.

     SANDATA WILL FILE A PROXY STATEMENT AND OTHER DOCUMENTS REGARDING THE MERGER AGREEMENT DESCRIBED IN THIS PRESS RELEASE WITH THE SEC. SANDATA STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

     Stockholders of the Company will be able to obtain a copy of the proxy statement and other relevant documents filed with the SEC free-of-charge (when available) from the SEC's website at www.sec.gov. The proxy statement will also be available upon request by contacting the Company at our principal office, 26 Harbor Park Drive, Port Washington, New York 11050, 516 484-4400.

     The Company is a leading provider of advanced Information Technology (IT) solutions for payroll and billing, electronic time and attendance services and IT support services.

     This press release contains forward-looking statements which involve known and unknown risks and uncertainties or other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. When used herein, the words "may", "could", "will", "believes", "anticipates", "expects" and similar expressions identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For a discussion of such risks and uncertainties, including but not limited to those discussed above in this press release, as well as risks relating to developments in and regulation of the health-care industry, new technology developments, competitive bidding, risks and uncertainties associated with the Internet and Internet-related products, and other factors, readers are urged to carefully review and consider various disclosures made by the Company in its Annual Report on Form 10K-SB for the most recently completed fiscal year and other Securities and Exchange Commission filings.